Exhibit 5.1

90 Woodbridge Center Drive
Suite 900 Box 10
Woodbridge, NJ 07095-0958
732.636.8000
Fax 732.855.6117

Meridian Center I
Two Industrial Way West
Eatontown, NJ 07724-2265
732.542.4500
Fax 732.493.8387

110 William Street
26th Floor
New York, NY 10038-3901
212.267.3091
Fax 212.267.3828

Two Penn Center Plaza
Suite 910
Philadelphia, PA 19102
215.940-4000
Fax 215.636.3999

Park Building
355 Fifth Avenue
Suite 400
Pittsburgh, PA 15222
215.940.4000
Fax 215.636.3999
website: www.wilentz.com

DAVID T. WILENTZ (1919-1988)
G. GEORGE GOLDMAN (1922-1959)
HENRY M. SPITZER (1928-1988)

WARREN W. WILENTZ
MORRIS BROWN
FREDERIC K. BECKER[2]
NICHOLAS L. SANTOWASSO
RICHARD F. LERT[2]
JOHN A. HOFFMAN
STEPHEN E. BARCAN
FRANCIS V. BONELLO
BARRY M. EPSTEIN [2,10]
VINCENT P. MALTESE
DAVID M. WILDSTEIN
GORDON J. GOLUM
MARVIN J. BRAUTH[2]
STUART A. HOBERMAN[2,3]
STEPHEN A. SPITZER
ANNE S. BABINEAU[2]
CHRISTINE D. PETRUZZELL
BRIAN J. MOLLOY
RANDALL J. RICHARDS
JOSEPH J. JANKOWSKI
DAVID S. GORDON
FREDERICK J. DENNEHY
ROY H. TANZMAN[2] STEVEN J. TRIPP
JAY J. ZIZNEWSKI
ALAN WASSERMAN<*
JAMES E. TRABILSY
MAUREEN S. BINETTI<
ANTHONY J. PANNELLA, JR.
MICHAEL J. BARRETT<
MICHAEL F. SCHAFF[2,7] ANGELO JOHN CIFALDI
KEVIN M. BERRY[2]
JOHN T. KELLY[2]
C. KENNETH SHANK[2]
EDWIN LEAVITT-GRUBERGER[2]
BRUCE M. KLEINMAN [2,5]
BARRY A. COOKE[3]
JON G. KUPILIK
PETER R. HERMAN[2]
EDWARD T. KOLE
HESSER G. McBRIDE, JR.
ERIC JOHN MARCY
ROBERT C. KAUTZ [2,6] VIOLA S. LORDI [2]
LYNNE M. KIZIS
KEVIN P. RODDY[2,8,9]
DANIEL S. BERNHEIM 3d [1,3]
DAVID H. STEIN
DOUGLAS WATSON LUBIC[2] DOMINICK J. BRATTI
LISA A. GORAB[2]
LAWRENCE F. JACOBS[2]
BETH HINSDALE-PILLER
FRED HOPKE†
DONALD E. TAYLOR[3] BARRY R. SUGARMAN[2]
BRETT R. HARRIS[2,5]
JEFFREY W. CAPPOLA
ALFRED M. ANTHONY[2] DARREN M. GELBER2☐
MATTHEW M. WEISSMAN [2] WILLIAM J. LINTON
DONNA M. JENNINGS
GIOVANNI ANZALONE
PETER A. GREENBAUM[2]
WILLARD C. SHIH[2] BLAIR R. ZWILLMAN2, ☐
 LAWRENCE C. WEINER[2] LAURIE E. MEYERS [2,4] JOHN M. CANTALUPO[2] BARBARA G. QUACKENBOS[2] DAVID P. PEPE
JOHN E. HOGAN[2]

OF COUNSEL
 ROBERT A. PETITO
HAROLD G. SMITH
ALAN B. HANDLER [5]
MYRON ROSNER[2] R. BENJAMIN COHEN

COUNSEL
RUTH D. MARCUS [1,2]
RICHARD J. BYRNES
JAMES P. LUNDY[2,3] JAMES E. TONREY, JR. [2] DEIRDRE WOULFE PACHECO[2]
ROBERTO BENITES
JONATHAN J. BART[1,2,3] YVONNE MARCUSE
ABBY RESNICK-PARIGIAN[2,3] BRIAN KALVER[2]
ELLEN TORREGROSSA-O’CONNOR
AMANDA F. SHECHTER[2]
BARBARA J. KOONZ[3] TODD E. LEHDER[5,7] PHILIP A. TORTORETI [11,12]

ASSOCIATES
 LINDA LASHBROOK
LORETTA KIRSCH PRIVES[2]
ELIZABETH C. DELL[2]
KELLY A. ERHARDT-WOJIE [3]
JEFFREY J. BROOKNER
DAWN E. MAGUIRE[2,4,5]
FRANCINE E. TAJFEL[2]
ALBERTINA WEBB[2]
JOHN P. MURDOCH II
MARY H. SMITH
EDWARD J. ALBOWICZ[2]
ANNA I. MONFORTH
STEPHANIE D. GIRONDA
EVERETT M. JOHNSON[2]
ALEX LYUBARSKY[2]
KEVEN H. FRIEDMAN[2,9]
GREGORY D. SHAFFER[2]<
JESSICA S. PYATT
LOUIS J. SEMINSKI, JR.
DANIEL R. LAPINSKI[2]
MICHAEL F. FRIED[2] MICHELE C. LEFKOWITZ[2]
DASHIKA R. WELLINGTON[3]
ROBERT L. SELVERS[2]
ERIK C. ACOSTA[2]
PAMELA R. GOLD-ZAFRA[2]
ALYSON M. LEONE[2]
VINCENT CHENG[2]
MICHAEL J. WEISSLITZ
JONATHAN M. BUSCH[5] JAMIE M. BENNETT[2]
MARCELLO DE PERALTA[1,2]

KEITH L. HOVEY[2]
JOSEPH J. RUSSELL, JR.[2]
JON S. POLEVOY
EMILY D. VAIL[2,4]
CHERYL. E. CONNORS
CHAD B. SIMON[2] ANTHONY WILKINSON[2]
DENIZA G. GERTSBERG[2]
JAY B. FELDMAN[2]
LOUIS A. GREENFIELD[2]
JULIA A. LOPE?Z2
AMY HERBOLD
ERIC I. BUEIDE[2]
DARRON E. BERQUIST[1,2] DOUGLAS M. SILVESTRO
DANIEL J. KLUSKA
KARIN K. SAGE
MICHAEL L. GALVIN
SATISH V. POONDI
ERICA A. RODRIGUEZ
CARRIE S. FORD
RACHEL M. COLANCECCO[3] VICTORIA HWANG
GLENN P. PRIVES
ANNEMARIE C. TERZANO[3]

< Certified Civil Trial Attorney
☐Certified Criminal Trial Attorney
‡ Certified Matrimonial Attorney
† Certified Workers Compensation Attorney
* National Certified Civil Trial Specialist
Approved by the ABA
1 Not admitted NJ
2 Admitted NY
3 Admitted PA
4 Admitted CT
 5 Admitted DC
6 Admitted MA
7 Admitted MD
8 Admitted VA
9 Admitted CA
10 Admitted FL
11 Admitted PR
12 Admitted VI

Please reply to
Woodbridge
January 21, 2010
Kid Brands, Inc.
1800 Valley Road
Wayne, NJ 07470
Re:	Registration of 8,799,466 shares of common stock, $0.10 stated value per share, of Kid Brands, Inc. pursuant to a Registration Statement on Form S-3
Ladies and Gentlemen:
          We have acted as special counsel to Kid Brands, Inc. (formerly known as Russ Berrie and Company, Inc.), a New Jersey corporation (the “Company”), in connection with resale from time to time by the selling stockholders of up to 8,799,466 shares (the “Shares”) of the Company’s common stock, stated value $0.10 per share. The Shares are included in a registration statement on Form S–3 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 21, 2010 (the “Registration Statement”). This opinion is being furnished in connection with the requirements of Item 601(b)(5) of Regulation S-K under the Act, and no opinion is expressed herein as to any matter pertaining to the contents of the Registration Statement or related Prospectus, other than as expressly stated herein with respect to the issue of the Shares.
          As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter. We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary

Kid Brands, Inc. January 21, 2010 Page 2

or appropriate for the purposes of rendering the opinions set forth below. With your consent, we have relied upon such corporate records and certificates and other assurances of officers of the Company and others as to factual matters without having independently verified such factual matters. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. We are opining herein as to the New Jersey Business Corporation Act, and we express no opinion with respect to any other laws.
          Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof, the issue and sale of the Shares have been duly authorized by all necessary corporate action of the Company, and the Shares are validly issued, fully paid and nonassessable.
          This opinion is for your benefit in connection with the Registration Statement and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of the Act. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm in the Prospectus under the heading “Legal Matters.” In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder.
Very truly yours,
/s/ WILENTZ, GOLDMAN & SPITZER, P.A.